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CAPSTONE CHURCH CAPITAL FUND

Shares of Beneficial Interest
Prospectus dated January 28, 2011
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Capstone Church Capital Fund ("Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income. It intends to achieve its objective through investment primarily in church mortgage bonds and church mortgage loans. Church mortgage bonds are bonds issued by U.S. non-profit organizations that have a stated Christian mission, including local churches, denominations and associations, educational institutions, and other Christian mission-related organizations (“Borrowers”) for the purpose of financing capital needs, such as construction of new facilities, purchase of real property or refinancing of existing real property. Church mortgage loans that may be purchased by the Fund are obligations of Borrowers issued for various purposes, including construction, purchase of real property or refinancing of real property and are secured by a first trust deed on the Borrower’s real property. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund, including the fact that the Fund may invest all or a substantial portion of its assets in publicly offered mortgage securities and church mortgage loans for which there is no active trading market. See "SPECIAL RISK CONSIDERATIONS." The Fund offers one class of shares of beneficial interest ("Shares"), which, like the Fund's principal portfolio investments, have no trading market. Because the Fund is a closed-end fund, Shares may not be redeemed daily at net asset value and may not be exchanged for shares of other funds. No secondary market for Shares is expected to develop. If such a market were to develop, Shares may trade at a discount from their net asset value. You should consider your investment in the Fund to be illiquid. In an effort to provide shareholders an opportunity to sell their Shares, the Fund offers to repurchase between 5% and 25% of its outstanding Shares once each year at net asset value. There is no guarantee that you will be able to sell your Shares in the annual repurchase offer or at any other given time.

The Fund offers its Shares on each business day through Capstone Asset Planning Company, as principal underwriter ("CAPCO"), and through selected broker-dealers and financial firms. The Offering Price for Shares is the net asset value (“NAV”), plus any applicable sales charge. The minimum initial investment is $2,000, except for investments pursuant to certain retirement plans (see "Purchasing Shares of the Fund"). The Fund's investment adviser is Capstone Asset Management Company (“CAMCO” or "Adviser").

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be retained for future reference. The Statement of Additional Information ("SAI"), dated January 27, 2011 contains more information about the Fund and is incorporated by reference into this Prospectus. The Table of Contents for the SAI is on the last page of the Prospectus. The SAI is available from the Fund without charge by calling 1-800-262-6631. You may also call 1-800-262-6631 to obtain copies of the Fund's annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund's SAI, Annual Shareholder Report, Semi-Annual Shareholder Report and Portfolio Holdings of the Fund are also available, free of charge, on the Fund's website at www.capstonechurchcapitalfund.com. The Securities and Exchange Commission (“SEC”) maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund's registration statement and other information about the Fund.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of the Shares or passed on the adequacy of this Prospectus. A representation to the contrary is a crime.  There is no active trading market for Fund Shares. A shareholder who seeks to sell his or her Shares other than by participating in an annual repurchase offer by the Fund will have difficulty selling the Shares and faces the risk that such sale would be at a significant discount from the NAV of those Shares.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares involve investment risks, including the possible loss of your investment.

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TABLE OF CONTENTS
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Fund Expenses
Prospectus Summary

Financial Highlights
The Fund

Use of Proceeds
Investment Objective and Policies
Special Risk Considerations

Taxation
Management of the Fund
Distributions
Repurchase of Shares
Description of Shares
Purchasing Shares of the Fund
Plan of Distribution
Other Information

Table of Contents of the Statement of Additional Information

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's Adviser or the Fund’s distributor, Capstone Asset Planning Company (“CAPCO”). This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

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Fund Expenses
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The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price).....................................................	3.25%(3)

Repurchase Fee.........................................................................................................................	None

Annual Operating Expenses (As a Percentage of Net Assets Attributable to Common Shares)

Investment Advisory Fee (1)...................................................................................................	0.45%

Interest Payments on Borrowed Funds..................................................................................	0.18%

Other Expenses (2)....................................................................................................................	0.71%

Acquired Fund Fees and Expenses......................................................................................	0.01%

Total Annual Operating Expenses.......................................................................................	1.35%

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(1)	See "Management of the Fund" for additional information.

(2)
“Other Expenses” include such items as administration, compliance, service, custody, transfer agent, legal, accounting and registration fees.  “Other Expenses” are based on expense amounts in the Fund’s audited financial statements for the fiscal year ended September 30, 2010 but do not include amounts for recoupment by the Adviser pursuant to an Expense Limitation Agreement which terminated on September 30, 2010.   The Adviser has waived its rights to any recoupment under that Agreement subsequent to September 30, 2010.

(3)	See “Purchasing Shares of the Fund – General Purchase Information”.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example should not be considered a representation of future expenses, and the Fund’s actual expenses may be more or less than those shown.

	One Year	Three Years	Five Years	Ten Years

Assuming no tender of shares	47	77	109	200

Assuming tender of Shares on last day of period	47	77	109	200

This “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under “Total Annual Operating Expenses” in the “Fund Expenses” table above remain the same in the years shown.

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Prospectus Summary
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This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund. The Fund is a non-diversified closed-end management investment company. It was formed as a Delaware statutory trust on October 28, 2004, and is registered with the U.S. Securities and Exchange Commission (“SEC”). The Fund's principal business is investing its assets by purchasing mortgage bonds and church mortgage loan obligations issued by Borrowers (U.S. non-profit organizations that have a stated Christian mission, including local churches, denominations and associations, educational institutions, and other Christian mission-related organizations)for the purpose of financing capital needs, such as construction of new facilities, purchase of real property or refinancing of existing real property.  The anticipated average final maturity of the Fund's church mortgage bond and church mortgage loan portfolio is not expected to exceed 20 years, although this may be reduced by prepayments. The Fund may also, under normal market conditions, invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments. The Fund does not issue redeemable shares (shares that you may redeem at any time). See "Periodic Offers by the Fund to Repurchase Shares from Shareholders."  The Fund invests only in securities of U.S. issuers.

The Offering. The Fund's Shares are offered through CAPCO and through selected broker-dealers and financial services firms at the public offering price, which is the next determined net asset value per share plus any applicable sales charge. The minimum initial investment is $2,000 and minimum subsequent investment is $100, except for investments by certain retirement plans (see "Purchasing Shares of the Fund").

Investment Objective, Policies and Risks. The Fund's investment objective is to provide a high level of current income. It intends to achieve this objective through investing primarily in church mortgage bonds and church mortgage loans, as defined below. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in church mortgage bonds and church mortgage loans. This 80% requirement may be changed only with at least 60 days’ notice to shareholders. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations." The Fund's investment objective is not a fundamental policy of the Fund and may be changed without shareholder approval. The Fund will provide advance notice to shareholders of any material change in the Fund’s investment objective. The Fund's investment policies and strategies may be changed, subject to compliance with applicable legal requirements.

Church mortgage bonds are corporate debt securities issued by Borrowers for purposes including construction, purchase of real property or refinancing of existing real property). Borrowers operate in a variety of U.S. geographic regions. Church mortgage bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 25 years, but bonds may be issued with maturities of up to 30 years. Church mortgage bonds are typically secured by a first trust deed on the Borrower's real property.  Church mortgage bonds are issued in $1,000 denominations and pay either simple or compound interest at varying rates, with the earliest maturing bonds having the lowest rates. The Fund intends to buy only simple interest church mortgage bonds. The Fund will invest only in church mortgage bonds that are senior to other obligations of the issuer. Church mortgage bonds are typically registered for public trading, although their trading market is thin.

Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property. Borrowers operate in a variety of U.S. geographic regions. Church mortgage loans may have maturities ranging from one year to 25 years or longer.  A church mortgage loan that may be purchased by the Fund is a single loan secured by real property of the Borrower through the use of a mortgage note that evidences both the existence of the loan and the encumbrance of that real property through the granting of the mortgage which secures the loan.  Church mortgage loans are likely to be less liquid than church mortgage bonds. The Fund may purchase participation interests in church mortgage loans, but may, at times, purchase the entirety of a loan.

All the Fund’s investments will, at the time of investment, be “investment grade.”  Investment grade securities are those rated at least BBB by Standard & Poor’s Corporation (“S&P”) or Baa by Moody’s Investors Service (“Moody’s”), or deemed of comparable quality by the Adviser.

The Fund may also, under normal market conditions, invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in short-term money market instruments, money market funds and other non-church mortgage bond and non-church mortgage loan investments, including intermediate-term (generally, maturing in from one to fifteen years) and investment grade debt securities.  For temporary defensive purposes, the Fund may invest up to 100% of its assets in short-term money market instruments, including money market funds. The Fund's investments in short-term money market instruments, including money market funds, and intermediate-term debt securities will reduce the Fund's overall portfolio maturity, and investments in money market instruments and money market funds may reduce the Fund's yield.  An investment in the Fund is not a balanced investment program and does entail a number of risks, which are outlined below and described more fully under "Special Risk Considerations."

Risks of Leverage. The Fund may "leverage" its assets by borrowing money to make portfolio investments. Interest payments on borrowed funds may reduce the Fund's yield. Also, the Fund's obligations to its borrowers would have priority over its obligation to pay dividends on Shares and would have priority in the event of a liquidation. Additionally, use of leverage would magnify the effect of a decline in the value of the Fund's portfolio securities.

Borrower Credit Risk. Investing in church mortgage bonds, church mortgage loans and the other debt instruments described under “Investment Objective, Policies and Risks,” above, does involve investment risk.  Borrowers may fail to make sinking fund payments, and may default on their church mortgage bond and church mortgage loan payments and their properties may become subject to foreclosure. Issuers of other debt instruments in which the Fund may invest may also default.  The Fund attempts to manage these risks through selection of a varied portfolio of church mortgage bonds, church mortgage loans and other instruments and through careful analysis and monitoring of Borrowers and other issuers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers, issuers and other factors. The Fund’s policy is to not purchase securities deemed by the Adviser to be lower than investment grade. If the quality of an instrument held by the Fund deteriorates, the Adviser will determine what action to take in the best interests of the Fund and its shareholders.

No Active Trading Market. There is no active trading market for church mortgage bonds or church mortgage loans. Thus, these instruments are difficult to value. They also cannot be readily sold to raise cash, which may require the Fund to borrow to satisfy repurchase requests. There is also no active trading market for the Fund's Shares.

Interest Rate and Maturity Risk. Obligations in which the Fund may invest will have varying maturities, which may be as long as 30 years. If interest rates rise generally, rates of return on obligations held by the Fund would become less attractive and the value of obligations held by the Fund, and the Fund's Shares, would decline. This risk tends to increase the longer the term of the obligation. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Prepayment Risk. Although the Fund expects that the average maturity of its church mortgage bonds and church mortgage loans, as of the date of their issuance, will be about 20 years, historical experience in this market (which may not hold true for the future) suggests that many of these obligations are likely to be prepaid. In a falling interest rate environment, this would require the Fund to reinvest the prepayment proceeds in lower-yielding obligations.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Hedging Transactions. The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors for purposes of hedging and risk management. These transactions may not achieve their intended purpose and involve costs and special risks. For a discussion of these strategies and attendant risks, see "Special Risk Considerations."

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and may invest up to 100% of its assets in such instruments for temporary defensive purposes. Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See ‘Share Repurchases,” below.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's church mortgage bond and church mortgage loan investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities are insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Concentration Risk. The Fund will invest principally in church-related obligations that are collateralized by interests in real property. It will thus be exposed to negative developments affecting church-related institutions, as well as negative developments affecting real estate-related investments and real property generally. Such developments could include changes in tax law or government policies, and interest rate and other general economic changes.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies, particularly in money market funds ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

Other Risks. The Fund may enter into repurchase agreements, lend its portfolio securities and purchase securities on a "when issued" and "delayed delivery" basis. Each of these practices entails costs and special risks. See "Special Risk Considerations" for a discussion of these and other risks.

Share Repurchases. The Fund will make annual offers to repurchase an amount not less than 5% nor more than 25% of its outstanding Shares at their then current net asset value per Share. For each repurchase offer, subject to the foregoing limits, the Fund's Board of Trustees will determine the percentage of the Fund's outstanding Shares that the Fund will offer to repurchase. Although the Fund, as a fundamental policy, will make annual repurchase offers for Shares at net asset value, you may not be able to sell all of the Shares you desire to sell if the number of Shares tendered in connection with a repurchase offer exceeds the number of Shares the Fund has offered to repurchase.

Applicable legal provisions require that, from the time the Fund sends a repurchase offer notice to shareholders until the next repurchase pricing date, a percentage of the Fund’s assets equal to at least 100 percent of the repurchase offer amount shall consist of assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued such assets, within a period equal to the period between the request deadline for the repurchase offer and the payment deadline for the repurchase offer, or of assets that mature by the repurchase payment deadline. Additionally, the Fund's policies permit it to invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in short-term and intermediate-term debt securities and money market funds. These securities are generally highly liquid. To the extent these assets yield a lower return than the Fund's principal investments, overall yield will be reduced. Other sources of cash to honor repurchase requests include interest payments on the Fund's portfolio investments, the proceeds of periodic sales of additional Shares and cash raised through borrowing. Borrowings entail additional risks. (See "Special Risk Considerations.")

Investment Adviser. Capstone Asset Management Company ("CAMCO" or, in such capacity, "Adviser") is the Fund's investment adviser. See "Management of the Fund."

Administrator and Compliance Services Provider. CAMCO serves as the Fund's administrator (in such capacity, the "Administrator"). CAMCO also provides regulatory compliance services to the Fund. See "Management of the Fund."

Fees for Investment Advisory and Administrative and Compliance Services. The Fund will pay CAMCO a fee monthly for its investment advisory services to the Fund at a maximum annual rate of 0.45% based on the Fund's average daily net assets. The Fund will pay CAMCO a monthly fee for its administrative services to the Fund, at a maximum annual rate of 0.075% based on the average daily net assets of the Fund.   The Fund also pays CAMCO a monthly fee for regulatory compliance services at an annual rate of 0.025% of the average daily net assets of the Fund.  See "Management of the Fund."

Service Plan. The Fund has a Service Plan that provides that the Fund shall pay CAPCO a monthly service fee at an annual rate of 0.25% of the Fund's average daily net assets for certain shareholder support services. See "Plan of Distribution."

Distributions. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net capital gains, if any, will be distributed at least annually. See “Distributions.”

Dividend Reinvestment Plan. You may elect to have your dividends and capital gains distributions automatically reinvested in additional Shares purchased from the Fund at the net asset value per Share. If you do not elect to participate in this dividend reinvestment plan, you will receive distributions in cash. See “Distributions.”

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FINANCIAL HIGHLIGHTS
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The following table of financial highlights is intended to help you understand the financial performance of the Fund for the period from its inception, October 4, 2005, through the end of its fiscal year ended September 30, 2010. The per share data reflects financial results for a single Fund Share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the years ended September 30, 2007 through September 30, 2010 has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report for the year ended September 30, 2010, which is available on request. (See the first page of this Prospectus.) The financial statements and financial highlights for the fiscal period ended September 30, 2006 were audited by another independent registered public accounting firm which expressed an unqualified opinion on those financial statements and highlights.

	Year ended	Year ended	Year ended	Year ended		Period Ended
	9/30/2010	9/30/2009	9/30/2008	9/30/2007		9/30/2006*

Net Asset Value, at Beginning of Year (a)	$ 23.59	$ 23.84	$ 23.98	$ 23.97		$ 24.19

Income From Investment Operations:
Net Investment Income (b)	1.15	1.33	1.43	1.55		1.50
Net Loss on Securities (Realized and Unrealized)	(1.51)	(0.21)	(0.09)	(0.09)		(0.50)
Total from Investment Operations	(0.36)	1.12	1.34	1.46		1.00

Distributions:
Net Investment Income	(1.21)	(1.35)	(1.48)	(1.45)		(1.22)
Return of capital	-	(0.02)	-	-		-
Total from Distributions	(1.21)	(1.37)	(1.48)	(1.45)		(1.22)

Repurchase Fees	-	-	-	-	(c)	-	(c)

Net Asset Value, at End of Year (a)	$ 22.02	$ 23.59	$ 23.84	$ 23.98		$ 23.97

Market Value (d)	$ -	$ -	$ -	$ -		$ -

Total Return (e)	(1.72)%	4.84%	5.75%	6.27%		4.24%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 49,217	$ 57,207	$ 48,504	$ 15,285		$ 4,540
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.14%	1.17%	1.22%	1.96%		11.29%	(f) (h)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.83%	5.45%	5.77%	5.46%		(4.04)%	(g) (h)
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.06%	1.00%	1.00%	1.00%		1.00%	(f) (h)
Ratio of Net Investment Income to Average Net Assets	4.91%	5.62%	5.99%	6.42%		6.25%	(g) (h)
Portfolio Turnover	0.00%	4.19%	17.74%	22.59%		0.00%

(a) Price does not include sales charge. A maximum sales charge of 3.25%, unless waived or reduced, was applicable to sale of Fund shares prior to December 7, 2006.
Pursuant to a waiver by the Fund's distributor, from January 28, 2007 through January 28, 2009, no sales charge is applicable to sales of Fund shares.
A maximum sales charge of  1.50%, unless waived or reduced, was applicable to sale of Fund shares beginning January 29, 2009.   Effective August 1, 2010, the maximum sales charge of 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(b) Amount calculated based on average shares outstanding throughout the year.
(c) Rounds to less than $.005 per share.
(d) There is no established secondary market for the Fund's shares.
(e) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

(f) The ratios before reimbursements, waivers and recoupments for the period ended September 30, 2006 includes operating costs of 1.94%, organization and issuance costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which  was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which  was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which  was voluntarily reimbursed by the Advisor).

(g) The ratios after reimbursements, waivers and recoupments for the period ended September 30, 2006 is net of expenses waived or reimbursed under the Fund's expense limitation agreement with the Advisor of 7.79%, service fees voluntarily waived by the Distributor of .25% and income taxes voluntarily reimbursed by the Advisor of 2.25%.

(h) Annualized
* Fund commenced operations on October 4, 2005.

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THE FUND
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The Fund is a non-diversified, closed-end management investment company. It was formed as a Delaware statutory trust on October 28, 2004. The Fund's principal office is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057 and its telephone number is 800-262-6631.

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USE OF PROCEEDS
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The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares in church mortgage bonds and church mortgage loans within approximately 30 days of receipt, although investment of such net proceeds from sale of Shares may be delayed beyond 30 days due to the illiquidity of the church mortgage bond and church mortgage loan market and/or the limited availability of bonds and loans that are appropriate for purchase by the Fund. Pending such investment, proceeds will be invested in liquid debt instruments, including money market funds.

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INVESTMENT OBJECTIVE AND POLICIES
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The Fund's investment objective is to provide a high level of current income. It will seek to achieve this objective primarily through investment in church mortgage bonds and church mortgage loans. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

Church Mortgage Bonds

Church mortgage bonds are corporate debt securities issued by Borrowers .Borrowers operate in a variety of U.S. geographic regions. Church mortgage bonds are issued pursuant to a trust indenture. They typically pay interest semi-annually and mature serially over a period from 6 months to as long as 30 years. A first trust deed on the Borrower's real property normally secures these bonds. Because church mortgage bonds do not have an active secondary market and are illiquid, they are typically issued with yields that are higher than those of corporate bonds of similar credit quality and maturity.

Interest Rates and Maturity. When interest rates rise, the values of already-issued fixed income securities generally decline. When interest rates fall, the values of already-issued fixed income securities generally rise. The Fund expects that its church mortgage bonds will generally have stated maturities ranging from 15 to 30 years, although the Fund has no policy limiting the maturity of church mortgage bonds that it purchases. The Fund estimates that the stated maturity of its church mortgage bond portfolio will average approximately 20 years, although this average maturity will be reduced to the extent obligations held by the Fund are prepaid. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. See "Special Risk Considerations -- Interest Rate and Maturity Risk," below.

Protective Provisions of Church Mortgage Bonds. Church mortgage bonds are secured by a deed of trust on the issuer's real property held by the trustee in accordance with an indenture of trust. The Fund intends to purchase primarily church mortgage bonds that are secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

Borrowers. The Fund generally invests in a church mortgage bond if, in the Adviser's judgment at the time of investment, the Borrower can meet its payment obligations. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance and its credit quality (see below). The Adviser also considers a Borrower's management, collateral and geographic location. Although the Adviser will use its best judgment in selecting church mortgage bonds, there can be no assurance that such analysis will disclose factors that may impair the value of a church mortgage bond. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers, developments in the mortgage or real estate market, developments affecting church entities, and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk." If the credit quality of an instrument held by the Fund (or that it has purchased on a "when issued" or "delayed delivery" basis) declines, the Adviser will determine what action to take in the best interests of the Fund and its shareholders.

Credit Quality. Church mortgage bonds and church mortgage loans are not rated by nationally recognized statistical rating organizations ("NRSROs") or other independent parties.  The Adviser conducts ongoing credit analyses, as well as other research, regarding Borrowers.  This research is used by the Adviser in determining the credit quality of Fund investments in connection with valuing these instruments for purposes of Fund net asset value calculations. The Fund does not intend to invest in obligations that the Adviser deems to be comparable to instruments rated "below investment grade" by an NRSRO, but the Fund may invest in obligations deemed to be of a quality comparable to instruments rated BBB or Baa by “S&P” or Moody's, respectively. See "Special Risk Considerations - Borrower Credit Risk," below.

Church Mortgage Bond Market. Investors should be aware that the church mortgage bond market is not large. The church mortgage bond market is part of the overall church lending market, which was estimated in 2006 to be approximately $28 billion annually.  Of that larger market, however, approximately 60% of the church lending is done by commercial banks.  Denominational loan funds and other lending institutions comprise the remainder of the market.  It is estimated that church bond issuance is approximately half a billion dollars per year. Individual issues range from $250,000 to $30 million in principal amount. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds. There are about a dozen organizations that underwrite church mortgage bonds and only a few organizations that trade them.

Church Mortgage Loans

        The Fund may invest in certain senior debt in the form of church mortgage loans. A church mortgage loan that may be purchased by the Fund is a single loan secured by real property of the Borrower through the use of a mortgage note that evidences both the existence of the loan and the encumbrance of that real property through the granting of the mortgage which secures the loan.  Church mortgage loans are likely to be less liquid than church mortgage bonds. The Fund may purchase participation interests in church mortgage loans, but may, at times, purchase the entirety of a loan.

The Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is of comparable seniority   in the capital structure with other senior debt securities of the Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar to, or more favorable to the Fund than, other obligations of such Borrower. Church mortgage loans are generally arranged through private negotiations between a Borrower and one or more financial institutions, one of which may act as agent with primary responsibility for negotiating the terms of the loan and for ongoing administration of the loan. The discussions of "Interest Rates and Maturity," "Borrowers" and "Credit Quality" for church mortgage bonds, above, are applicable also to church mortgage loans.

Pricing

For purposes of determining the value of its assets, applicable law requires that the Fund price its portfolio securities for which market quotations are readily available at the market value of those securities. For other securities and assets, value shall be fair value as determined in good faith by the Fund’s Board of Trustees. Because the market for church mortgage bonds and church mortgage loans is not liquid, there are not readily available pricing sources for these instruments. Therefore, the Fund’s Board of Trustees, in good faith, has determined that the fair value of these securities will be determined in accordance with the following procedures. The Fund will price its church mortgage bonds and church mortgage loans, for purposes of determining the value of its net assets, by using a matrix formula that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality (as determined by the Adviser), rates on the church bond new issue market and bid/ask spreads. Appropriate adjustments will be made to values placed on particular securities in the event of developments such as, but not limited to, an issuer’s failure to make sinking fund, interest or principal payments, or the initiation of foreclosure proceedings.  These pricing policies and procedures have been adopted by the Fund’s Board of Trustees and the prices determined under such policies and procedures are reviewed and approved by the Board of Trustees and are deemed by the Board of Trustees to be prices determined in good faith by the Board of Trustees.

Fund Borrowings and Leverage

The Fund may from time to time borrow money on a secured or unsecured basis at variable or fixed rates. Such borrowing might be engaged in to permit the Fund to remain fully invested after accounting for anticipated cash infusions from the prepayment of church mortgage loans and church mortgage bonds and the sale of Shares, and cash outflows from the fulfillment of settlement obligations and the annual repurchases of Shares. Such borrowing may also be used to supplement cash reserves when necessary to honor Share repurchases.  The Fund may also borrow and issue debt securities for the purpose of acquiring additional income-producing investments ("leveraging"), consistent with its investment objective and policies, when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. (See "Special Risk Considerations - Fund Borrowings and Leverage; Issuance of Debt Securities," below.)

Other Important Investment Policies

During normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in short-term or intermediate-term debt securities. Short-term debt obligations, which may be purchased directly or through investment in money market funds, may include: commercial paper; interests in short-term loans of Borrowers; certificates of deposit and bankers' acceptances; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and other short-term debt instruments. These short-term and intermediate-term securities may pay interest at adjustable rates or at fixed rates and must be rated at least BBB by S&P or Baa by Moody’s. (See “General Credit Risk,” below.) If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of church mortgage bonds and church mortgage loans, up to 100% of its assets in cash and high quality, short-term debt securities and money market funds.

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SPECIAL RISK CONSIDERATIONS
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An investment in Fund Shares involves a number of risks. Consider the following carefully before you invest.

No Trading Market for Shares. The Fund is a non-diversified closed-end investment company designed for long-term investors. The Fund does not intend to list the Fund's Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. Although the Fund, as a fundamental policy, will make repurchase offers annually, applicable law permits the Fund's Board to suspend or postpone a repurchase offer if the offer would cause the Fund to lose its status as a registered investment company or in other limited circumstances. During any period in which the Fund's Board of Trustees suspends or postpones the Fund's repurchases of its Shares, you may not be able to sell your Shares. Even when the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for Borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of Shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its Shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per Share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in the Fund's net asset value.

In the event of bankruptcy, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund may invest in obligations that are rated BBB by S&P or Baa by Moody's or that are deemed by the Adviser to be of comparable quality. Such obligations may have speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of Borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's Shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Fund Borrowings and Leverage; Issuance of Debt Securities. Although the Fund has no current plans to do so, the Fund may engage in leveraging – i.e., using borrowed funds to make investments in order to amplify potential gains (as well as possible losses). Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. In the event the Fund was to engage in leveraging, there is no assurance that a leveraging strategy would be successful. The costs of borrowing might exceed the return on the purchased investments. Moreover, such a strategy, although it would increase investment opportunity, would also expose the Fund to more risk, since leveraging tends to magnify the effects of market losses.

Under applicable law and regulatory interpretation, if the Fund were to engage in such borrowing, it would be required to maintain asset coverage of at least 300% with respect to any borrowings (other than certain bank borrowings and temporary borrowings), as well as to any issuance of senior securities representing indebtedness. The coverage requirement would apply immediately following any such borrowing or issuance and on an ongoing basis. The Fund could not declare dividends or repurchase Shares unless these asset coverage requirements were met, except that the Fund would be permitted to declare dividends on preferred stock (if any) if its asset coverage for applicable borrowings and senior securities representing indebtedness is 200%. If asset coverage were to remain less than 100% for twelve consecutive calendar months, holders of senior securities representing indebtedness would be entitled to elect at least a majority of the Fund's trustees until asset coverage of 110% is maintained for three consecutive calendar months. Applicable regulations require that the provisions of any senior securities or indebtedness arrangements entered into by the Fund provide for such securities or indebtedness to be redeemed, called or repaid if necessary to honor both the terms of repurchase offers and applicable asset coverage requirements. The Fund's inability to make distributions as a result of the asset coverage requirements, however, could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund might be required to dispose of portfolio investments on unfavorable terms (to repay borrowings) if market fluctuations or other factors reduced the required asset coverage to less than the prescribed amount. The Fund might be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund is also permitted to borrow for temporary, extraordinary or emergency purposes. Lenders and holders of senior securities will have priority over holders of Shares to the Fund's assets.

Concentration Risk. Because the Fund will invest principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Preferred Stock. Although the Fund has no present plans to do so, the Fund may in the future issue preferred stock, which may have certain priorities over the Shares offered by this prospectus, including preferences with respect to payment of dividends. Holders of preferred stock would also have the right to be represented by specified trustees on the Fund's Board of Trustees and, under certain circumstances, the right to elect a majority of the trustees.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single Borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company. See "Taxation".

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Additional Investment Practices and Special Risks

The Fund may: invest in options, make margin deposits on futures and engage in other interest rate hedging and risk management transactions; lend portfolio holdings; purchase and sell church mortgage bonds and other securities on a "when issued" or "delayed delivery" basis; and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result. Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Fund, the Fund is not deemed to be a "commodity pool" and the Adviser is not deemed to be a "commodity pool operator" under the Commodity Exchange Act and the Fund and the Adviser are not subject to registration or regulation as such under the Commodity Exchange Act.

Interest Rate Hedging and Other Risk Management Transactions.  The following practices are generally not engaged in by the Fund, but it does reserve the right to do so.

The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes, including against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distribution. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.  The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.  The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

In as much as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed, and the Fund may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in its portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions from the date the Fund commits to purchase the securities to the date that the Fund actually takes delivery of such interests or securities. However, when the Fund purchases on a "when issued" or "delayed delivery" basis, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will earn income on such liquid securities. The purchase price of securities purchased on a "when issued" or "delayed delivery" basis is fixed at the time of commitment. The value of these securities is, however, subject to market fluctuation between the time the Fund commits to purchase and the date it receives the securities; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. The Fund will enter into "when issued" or "delayed delivery" transactions when the Adviser believes the transaction is attractive for the Fund relative to other possibilities at the time.

Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be used to participate in repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

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TAXATION
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The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. As a trust, the Fund will not be subject to any excise or income taxes as long as it qualifies as a regulated investment company for federal income tax purposes and meets certain distribution requirements.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. Current tax law contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2010. Because the Fund intends to invest primarily in Church Mortgage Bonds and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains, however. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below.

It is possible that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents.

Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates. As a consequence of the Jobs and Growth Tax Relief Reconciliation Act of 2003, as amended by the Tax Increase Prevention and Reconciliation Act of 2005, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year or (iii) for taxable years beginning after December 31, 2010, 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

General. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

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MANAGEMENT OF THE FUND
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Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board of Trustees.

The Adviser

Capstone Asset Management Company ("CAMCO" or "Adviser"), a wholly-owned subsidiary of Capstone Financial Services, Inc., located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for the Fund. CAMCO also provides investment management and administrative services to several mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages over $4.0 billion in assets.

Investment Advisory Agreement. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The investment advisory agreement ("Advisory Agreement") between the Adviser and the Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

•	selecting which securities the Fund should purchase, hold or sell;
•	choosing the brokers through which the Fund will execute its portfolio transactions;
•	furnishing offices, necessary facilities and equipment; and
•	permitting the use of its officers and employees to serve without compensation as Trustees and officers of the Fund.

As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.45% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion. A discussion of the basis for the Board's approval of the Fund's investment advisory agreement is provided in the Fund’s semi-annual report to shareholders for the period ended March 31, 2010.

Portfolio Management

The Fund’s Portfolio Manager is Claude C. Cody.  Claude Cody began his investment career in 1976 as a securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead Portfolio Manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became sole Portfolio Manager for the Fund.

Additional information about Mr. Cody’s compensation, other accounts managed, and ownership of Fund securities is contained in the Statement of Additional Information ("SAI").

The Administrator and Compliance Services Provider

CAMCO acts as Administrator and provides regulatory compliance services for the Fund. For its services as Administrator, CAMCO receives a monthly fee from the Fund calculated in aggregate at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For its compliance services, CAMCO receives a monthly fee at the annual rate of 0.025% of the average daily net assets of the Fund.

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DISTRIBUTIONS
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The Fund's present policy is to declare and pay quarterly distributions to shareholders of substantially all of the Fund's net investment income. Distributions cannot be assured, and the amount of each quarterly distribution is likely to vary. The Fund's net capital gains, if any, generally will be distributed at least annually. You may elect to have income dividends and capital gains distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

Dividend Reinvestment Plan. The Fund pays dividends from its net investment income and distributions from any net realized capital gains in additional Shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gains distributions in additional Fund Shares; or

Option # 2 -- receive all income dividend and capital gains distributions in cash; or

Option #3 -- receive capital gain distributions in cash and income dividends in additional Shares

All correspondence concerning the dividend reinvestment plan should be directed to Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031; phone, 1-800-595-3144. Please call if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

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REPURCHASE OF SHARES
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As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to have their Shares repurchased by the Fund on an annual basis. The time and date by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the last business day of September each year.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer. For each repurchase offer, subject to the foregoing limits, the Board of Trustees will determine the percentage of the Fund's outstanding shares that the Fund will offer to repurchase. The Fund may not repurchase more than 25% of its outstanding Shares in any repurchase offer.

The repurchase price will be the Fund's NAV determined on the Repurchase Pricing Date, which must be a date not more than 14 calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Under normal circumstances, it is expected that the Repurchase Pricing Date will be the 5th business day after the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after the close of business on the Repurchase Pricing Date if, on or immediately following the Repurchase Request Deadline, it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either Shares that are tendered for repurchase or Shares that are not tendered. The repurchase price as determined on the Repurchase Pricing Date, may be higher or lower than the Fund’s per Share NAV on the Repurchase Request Deadline.

Payment for Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered Shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered Shares has settled. All correspondence concerning the repurchase offer should be directed to Capstone Church Capital Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031. Please call them at 1-800-595-3144 if you have questions regarding a repurchase offer.

At least 21 and no more than 42 calendar days prior to the Repurchase Request Deadline, the Fund will mail written notice to each shareholder announcing the repurchase offer and setting forth (a) the number of Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Shares until a subsequent repurchase offer.

If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund's Shares outstanding. If there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations: (a) the Fund may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares), of which all are tendered, before prorating Shares tendered by others; or (b) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Shares tendered by shareholders who do not make this election. Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Shares and some shareholders may tender more Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of Shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

Although the Board of Trustees believes that repurchase offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio, unless repurchases are offset by sales of Shares. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate Share repurchases. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments, including money market funds, in anticipation of repurchase offers or to borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in church mortgage bonds and church mortgage loans, and borrowing involves costs and expenses.

The Fund may suspend or postpone a repurchase offer in limited circumstances, as specified by applicable regulations, but only with the approval of a majority of the Fund's Trustees, including a majority of the independent Trustees.

Applicable legal provisions require the Fund to maintain sufficient liquidity to honor the terms of repurchase offers. The Fund's policies permit it to invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in short-term debt securities, including through investment in money market funds, and in intermediate-term debt obligations rated at least BBB by S&P or Baa by Moody’s. These securities are generally highly liquid. To the extent these assets yield a lower return than the Fund's principal investments, overall yield will be reduced. Other sources of cash to honor repurchase requests include interest payments on the Fund's portfolio investments, the proceeds of periodic sales of additional Shares and cash raised through borrowing. Borrowings entail additional risks. (See "Special Risk Considerations.")

Involuntary Repurchase of Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right, upon 30 days' written notice to shareholders with accounts worth less than the applicable minimum investment amount, to liquidate those accounts at the time of the next annual repurchase of Shares unless the account is increased above the applicable minimum investment.

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DESCRIPTION OF SHARES
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The Fund is a Delaware statutory trust organized on October 28, 2004.

The Fund's Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common or preferred Shares of beneficial interest with such par value, or no par value as the Trustees shall determine. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares. The Fund currently offers one class of common shares -- the Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow funds or other property and in this connection to issue notes or other evidence of indebtedness. Under applicable law, the terms of any borrowings may limit the payment of dividends to holders of Shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, whether due, accrued or anticipated, the Trustees may distribute the remaining assets of the Fund among shareholders.

The Fund does not intend to hold meetings of shareholders except as required by applicable law. At meetings, Shares of the Fund entitle their holders to one vote per Share.

The Shares do not have preemptive, subscription, conversion or cumulative voting rights, and are not liable for further calls or assessments. The Fund will not issue Share certificates.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of September 30, 2010:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Common Stock	6,200,000	None	2,235,133.360

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PURCHASING SHARES OF THE FUND
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The Fund offers Shares on each day on which both the New York Stock Exchange and the U.S. bond markets are open for trading ("Business Day") through CAPCO, the principal underwriter, whose offices are located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. Thus, the Fund does not offer its shares on weekends, national holidays, Good Friday, Columbus Day and Veteran's Day.

The Shares are also offered through members of The Financial Industry Regulatory Authority (“FINRA”) or eligible non-FINRA members who are acting as brokers or agents for investors ("broker-dealers") who have entered into a dealer agreement with CAPCO. The Fund reserves the right to terminate or suspend the offering of its Shares at any time without prior notice.

Except as discussed below under "Tax-Sheltered Retirement Plans," the minimum initial investment in the Fund is $2,000 and minimum subsequent investment is $100.

The Shares will be offered by the Fund at the public offering price next computed after the Fund receives the order. The public offering price for the Fund's Shares will generally be determined as of the close of the NYSE on each Business Day. Thus, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day.

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Fund. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements.

Through the Distributor. Shares purchased directly through the Fund's Shareholder Service Agent may be made by mailing a completed Investment Application with a check or other negotiable bank draft payable to Capstone Church Capital Fund to the Fund's Shareholder Service Agent:

Shareholder Service Agent Address

Capstone Church Capital Fund
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite 400
Broadview Heights, Ohio 44147-4031

Remember to make your check for at least any applicable minimum noted above or under “Tax-Sheltered Retirement Plans,” below. Payment for all orders must be received by the Shareholder Service Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the stockholder's address of record.

Investing By Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call the Funds' Shareholder Service Agent 1-800-595-3144 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631. Mail the application to the Shareholder Service Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

In-Kind Purchases

       The Fund may issue its shares in exchange for securities held by the investor for amounts of at least $1,000,000 market (or fair) value, provided the securities are consistent with the Fund’s investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue Shares to the investor, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. The Fund will not accept securities for in-kind purchase unless the Adviser determines that the value of such securities can be calculated under the Fund’s regular procedures for valuing its portfolio securities. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund, along with the exchanged securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be repurchased until the next annual repurchase offer provided the repurchase request is received by the repurchase request deadline for such repurchase offer and the pricing date for such repurchase offer is at least fifteen days following the in-kind purchase, to allow time for the exchange to settle. If such requirements are not satisfied for such repurchase offer, shares purchased in exchange for securities can be repurchased only in a subsequent annual repurchase offer.

Telephone Investment

       After you have opened your account, you may make additional investments by telephone unless you declined this option on the Investment Application. You may place a telephone order by calling the Shareholder Service Agent at 1-800-595-3144.

       Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Shareholder Service Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-595-3144. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Tax-Sheltered Retirement Plans

Shares are available for purchase in connection with certain types of tax-sheltered retirement plans, including traditional and Roth individual retirement accounts ("IRAs"), Simplified Employee Pension Plans ("SEP's"), other pension and profit sharing plans, 401(k) plans or Section 403(b)(7) plans, and Coverdell Education Savings Accounts. Documents and forms containing detailed information regarding these plans are available from CAPCO or your broker-dealer. For more information, call 1-800-262-6631.

The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

The illiquid nature of the Shares may affect the nature of distributions from tax-sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax-sheltered retirement plans. Shareholders considering establishing a retirement plan or purchasing any Shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

General Purchase Information

Payment for Shares purchased directly through the Fund's Shareholder Service Agent ordinarily must be received at the time the order is placed. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order.

Shares of the Fund are sold subject to the following sales charges, unless eligible for discounts or waivers (see “Cumulative Quantity Discount” and “Sales Charge Waivers”*:

Amount of investment	Sales Charge as a % of the Offering Price	Which Equals this % of Net Amount Invested	Amount Reallowed to Selling Broker-Dealers

Up to $49,999	3.25%	3.36%	3.00%
$50,000 to $99,999	2.75%	2.83%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.75%	1.78%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 +	0.50%	0.50%	0.50%

*The dollar amount of the sales charge is the difference between the offering price of the Shares purchased (which factors in the applicable sales charge in the table) and the net asset value of those Shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of Shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Cumulative Quantity Discount. The Cumulative Quantity Discount lets you combine the current market value of certain existing holdings of the Fund with your current purchase to determine if you qualify for a sales charge breakpoint.

Such holdings include Fund accounts registered to:

You, individually;

Your spouse;

You jointly with your spouse;

You jointly with another unrelated (not a spouse) person if that other person has not included the value of these holdings in determining that person’s cumulative quantity discount;

A trustee/custodian of a Coverdell Education Savings Account for which you are the identified responsible person;

A trustee/custodian of your IRA (including a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the account is registered under your social security number;

Any entity over which you or your wife have individual or shared authority as principal, to buy or sell shares for the account (such as an UGMA/UTMA for a child on which you or your spouse are the custodian, a trust on which you or your spouse are the trustee, a business account, not to include retirement plans, for your or your spouse’s solely owned business on which you or your spouse are the authorized signer; or

Any other of your or your spouse’s qualified retirement plans on which you or your spouse are the identified responsible person.

If you believe that you are eligible for a cumulative quantity discount to achieve a sales charge breakpoint, you must, at the time of purchase (including at the time of any future purchase) specifically identify those accounts to your broker or your financial adviser or the Fund’s transfer agent.

If there are cumulative quantity discount eligible accounts that would qualify for combining with your current purchase and you do not tell your broker or your financial adviser or the Fund’s transfer agent at the time of your current purchase or any future purchase, you will not receive the benefit of a reduced sales charge that might otherwise have been available.

The value of any cumulative quantity discount account is equal to the current value of Fund shares held in that account. The current value of the Fund shares is determined by multiplying the number of shares currently held in the account by the prior business day’s net asset value.

Sales Charge Waivers. The sales charges will be waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800-595-3144.

Automatic Investment. Once an investor has opened an account in the Fund with the minimum $2,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the automatic investment application available from the transfer agent, the Fund, such investor's broker or dealer or CAPCO. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase Shares of the Fund. Once enrolled in the automatic investment program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

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PLAN OF DISTRIBUTION
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Capstone Asset Planning Company ("CAPCO"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' Shares pursuant to a written agreement with the Fund dated October 3, 2005 ("Distribution Agreement"). CAPCO has the exclusive right (except for distributions of Shares directly by the Fund) to distribute Shares of the Fund through affiliated and unaffiliated dealers. CAPCO's obligation is an agency arrangement under which CAPCO is required to take and pay for only such Fund Shares as may be sold to the public. CAPCO is not obligated to sell any stated number of Shares.

Edward L. Jaroski is President and a trustee of the Fund and is President and a director of CAMCO and of CAPCO and also serves as President and director of Capstone Financial Services, Inc. Some other officers of the Fund are also officers of CAMCO, CAPCO, and their parent, Capstone Financial Services and its affiliates.

The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Trustees or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

CAPCO is entitled to retain all or a portion of the front-end sales charge on Fund Shares. CAPCO will reallow all or a portion of the sales charge to broker-dealers with which it has dealer agreements, as described under “Purchasing Shares of the Fund,” above.

The Fund has adopted a Service Plan ("Plan") for the Fund which permits the Fund to compensate the Distributor and others for the provision of certain services to the Fund's shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent information on all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of the Fund. Subject to these limits, the Distributor may reallow amounts up to 0.25% of net assets to Service Organizations (which may include the Distributor itself), such reallowances to be based on the average net asset value of Shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

The Plan and related agreements were initially approved by a vote of the Fund's Board of Trustees and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan ("Plan Trustees") prior to the Fund’s commencement of operations. The Plan continues in effect for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the trustees, including a majority of the Plan Trustees. In determining whether to continue the Plan, the trustees request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its shareholders. Any change in the Plan that would materially increase the expenses to be paid requires approval by shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

The Fund may apply for an exemptive order from the SEC that would permit Plan fees to be used for distribution-related expenses as well as service expenses. If such an order were obtained, the amount of the Plan fee would not change.

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OTHER INFORMATION
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Privacy Policy. The Fund has adopted a policy concerning investor privacy which is distributed with this Prospectus.

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of Shares of the Fund and of securities in the Fund's investment portfolios, are held by Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as custodian.

Shareholder Service Agent. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031, is the Fund's Shareholder Service Agent.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the Fund’s independent registered public accounting firm.

Independent Registered Public Accounting Firm. Cohen Fund Audit Services, Ltd., the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

        Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006-2401, is legal counsel for the Fund.

STATEMENT OF ADDITIONAL INFORMATION

CAPSTONE CHURCH CAPITAL FUND

Capstone Church Capital Fund ("Fund") is a non-diversified, closed-end interval fund whose investment objective is to provide a high level of current income. It expects to achieve this objective primarily through investment in church mortgage bonds and church mortgage loans. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated January 28, 2011 ("Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-262-6631. This Statement of Additional Information incorporates by reference the entire Prospectus and is incorporated by reference in its entirety into the Prospectus.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information is not an offer to sell the Shares and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2011

1

TABLE OF CONTENTS
of the
STATEMENT OF ADDITIONAL INFORMATION

January 28, 2011

Investment Objective and Policies and Special Risk Considerations

Investment Restrictions

Trustees and Officers

Code of Ethics

Proxy Voting Policies and Procedures

Control Persons and Principal Holders of Securities

Portfolio Transactions

Management of the Fund

Service Plan

Purchasing Shares of the Fund

Net Asset Value

Performance Information

Taxation

Repurchase of Shares

Independent Registered Public Accounting Firm

Custodian

Financial Statements

2

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Investment Objective and Policies and Special Risk Considerations
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The Fund's investment objective is to provide a high level of current income. It will pursue this objective primarily through investment in church mortgage bonds and church mortgage loans issued by churches and other Christian non-profit organizations ("Borrowers"). Borrowers operate in a variety of geographic regions. Church mortgage bonds typically are issued for purposes including construction, property purchases or for the refinancing of existing real property. Such bonds are issued pursuant to a trust indenture and typically mature serially over a period from 6 months to as long as 30 years. A first trust deed on the Borrower's real property normally secures these bonds. Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage loans may have maturities ranging from one year to 25 years or longer. Church mortgage loans are typically secured by a first trust deed on the Borrower's real property but may also include loans collateralized by church mortgage bonds. Church mortgage loans are likely to be less liquid than church mortgage bonds. The Fund may purchase participation interests in church mortgage loans, but may, at times, purchase the entirety of a loan. The Fund’s net asset value may be affected by changes in Borrower credit quality and other factors with respect to church mortgage bonds, church mortgage loans and other debt obligations in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of church mortgage bonds and church mortgage loans and of associated special risk considerations, see “Investment Objective and Policies” and “Special Risk Considerations” in the Prospectus.

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Investment Restrictions
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The Fund’s following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined in the Investment Company Act of 1940 (“1940 Act”) ) as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund’s outstanding Shares. All other investment policies or practices, as well as the Fund’s investment objective, are not fundamental policies of the Fund and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

1.
The Fund will operate as a closed-end management company, as defined in Section 5(a)(2) of the Investment Company Act of 1940, as amended and as interpreted or modified from time to time by applicable rule or regulatory authority.

2.	With respect to its Share repurchases:
	a.	The Fund will make Share repurchase offers every 12 months, pursuant to Rule 23c-1 under the 1940 Act, as it may be amended from time to time, commencing September, 2011;
b.
A minimum of 5% of the Fund’s outstanding Shares will be subject to each repurchase offer, unless the Board of Trustees establishes a different percentage, which must be no less than 5% or more than 25% of the Fund’s outstanding Shares;

	c.	The repurchase request deadline will be 4:00 p.m. Eastern time on the last business day of each 12-month period; and
	d.	There will be a maximum 14 day period between the repurchase request deadline for each repurchase offer and the date on which the Fund’s net asset value for that repurchase offer is determined.
Additionally, the Fund may not:
3.
Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money or issuing preferred Shares in amounts not exceeding the asset coverage tests established by Section 18 of the 1940 Act or as otherwise permitted by law.

3

4.
Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in connection with the purchase and sale of its portfolio investments in accordance with its investment objective and policies, or when acting as an agent or one of a group of co-agents in originating loans.

5.
Purchase or sell real estate, except that the Fund may purchase (a) securities of issuers that deal in real estate, (b) securities that are directly or indirectly secured by interests in real estate, and (c) securities that represent interest in real estate and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests in real estate.

6.
Purchase or sell commodities, or commodity contracts, except that the Fund may (a) enter into financial futures contracts (including stock index, currency and other financial futures contracts, swaps or hybrid instruments) and options thereon in accordance with applicable law and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments..

7.
Make loans of money or property to any person, except that the Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan consistent with its investment objective and policies; (ii) lend portfolio instruments; and (iii) acquire securities subject to repurchase agreements.

8.
Concentrate its investments in any industry as that term is defined, interpreted or modified from time to time by applicable rule or regulatory authority, except that the Fund will invest more than 25% of its assets in mortgage and other obligations of church-related issuers.

Applicable law imposes certain asset coverage requirements on a closed-end fund in connection with the issuance of senior securities representing an indebtedness. These requirements may be imposed on borrowings by the Fund (other than certain borrowings from banks and borrowings for temporary purposes). Under these requirements, immediately after any such borrowing or issuance of such senior securities, the Fund must have asset coverage of at least 300%, including the proceeds of such borrowing or issuance. In the event the Fund were to issue senior debt securities, the asset coverage requirements would prohibit the Fund from paying dividends and distributions or from purchasing its Shares unless, at the time the dividends or distributions are declared or such Shares are purchased, the Fund has asset coverage of at least 300% (200% for dividends on preferred stock) after deducting the amount of the dividends, distributions or purchase price of the Shares, as applicable.

Other Investment Policies

There is no limitation on the percentage of the Fund’s total assets that may be invested in instruments that are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund’s portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the net asset value (“NAV”) of the Fund.

The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 40%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

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_____________________________________________________________________________________________

Trustees and Executive Officers
_____________________________________________________________________________________________

Leadership structure.  The Funds’ Board of Trustees (“Board”) provides overall supervision of the affairs of the Fund.  The Chairman of the Board, Edward L. Jaroski, is an “interested person” of the Fund.  The other four trustees are independent trustees.  James F. Leary, an independent director, acts as “lead trustee” of the Board, with responsibility for coordinating the work of the independent trustees, leading meetings of independent trustees and assuring that the concerns of the independent trustees are brought to the attention of the full Board and Fund management.  The Board believes that this leadership structure provides appropriate balance, capturing for the Fund’s Board the skills and expertise of Fund management and the diversity and independence of views of the outside trustees.

Risk oversight.  The Fund’s service providers, including their investment adviser, principal underwriter, administrator, compliance services provider and transfer agent, provide day-to-day risk management of the Fund in their areas of responsibility.  The Board, with the assistance of the Fund’s Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board and its Committees (see “Board Committees,” below) meet at least quarterly to review information concerning the Fund’s operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Fund.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Fund can be identified or controlled.  Moreover, certain risks are inherent in the Fund’s operations.  See, for example, investment risks described in the Fund’s Prospectus.

Qualifications of trustees.  The Fund’s trustees, in addition to meeting high standards of integrity and commitment, offer to the Fund a variety of experience relevant to oversight of the Fund, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  In selecting candidates for trustees, the Nominating Committee considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. The Board believes that the trustees’ backgrounds bring to the Board a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Fund.  Their particular types of experience, as well as those of the Fund’s executive officers, are indicated by their occupations described in the following table. All persons named as trustees also serve in that capacity for two other registered investment companies – Steward Funds, Inc. (“SFI”) and Capstone Series Fund, Inc. (“CSFI”).

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company (“Adviser”) and Capstone Asset Planning Company (the “Distributor”).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC .	6	Director and finance committee chairman, Theater under the Stars Director-SFI and CSFI

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Independent Trustees

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Trustee	From 2004	Self-employed Investor Consultant	6	Director-SFI and CSFI

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 80	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006. Director-SFI and CSFI

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 51	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	Director-SFI and CSFI

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 60	Director	From 2005	CPA, Treasurer, Philadelphia Affiliate of the Susan G. Komen Breast Cancer Foundation since February, 2005; formerly Partner of Briggs, Bunting & Dougherty, LLP, a registered public accounting firm for more than five years.	6	Director-Healthcare Services Group, Inc. Director-SFI and CSFI

Executive Officers

Claude C. Cody, IV 5847 San Felipe Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President	From January 2010	Sr. Vice President of Capstone Asset Management Company ( 2009 - present); Co-Chairman, CCO, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc from 2005 - present)	N/A	None

Scott Wynant 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 55	Sr. Vice President	From 2008
Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008.
				N/A	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Sr. Vice President, Secretary and Chief Compliance Officer	From 2004
Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President and Secretary of Capstone Financial Services, Inc.; Senior Vice President and Director of Capstone Asset Planning Company, 2004-2009; Secretary of Capstone Asset Planning Company, 2004-Present; Senior Vice President, CCO and Secretary of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Officer of other Capstone Funds, 2004- present; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present
				N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004
Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company; Vice President Compliance, Chief Compliance Officer and Assistant Secretary of Capstone Asset Planning Company; Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Officer of other Capstone Funds, 2004-present.
				N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 51	Treasurer and Principal Financial Accounting Officer	From 2004
Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Officer of other Capstone Funds
				N/A	None

*
Mr.  Jaroski is an "interested person" of the Capstone Church Bond Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Fund has four committees that report to the Board of Trustees. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent trustees. The Valuation and Investment Review Committee, and the Compliance Committee are each comprised exclusively of members of the Board of Trustees. Following is a description of each of the committees:

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Audit Committee. The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Fund, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Board. The Committee approves the appointment and compensation of the Fund's auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Fund and non-audit provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Trustees of the Fund. Current Committee members are: John M. Briggs, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The Committee met 4 times during the Fund's fiscal year ended September 30, 2010.

Compliance Committee. The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: Leonard B. Melley, Chairman; Edward L. Jaroski, John R. Parker, James F. Leary and John M. Briggs. The Committee met 4 times during the Fund's fiscal year ended September 30, 2010.

Nominating/Corporate Governance Committee. The purpose of this Committee is to select and nominate independent trustees to the Board of Trustees, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The Committee is composed entirely of independent members of the Board of Trustees of the Fund. Current Committee members are: James F. Leary, Chairman; John R. Parker, Leonard B. Melley and John M. Briggs . The nominating committee will not consider nominees recommended by shareholders. The Committee met 4 times during the Fund's fiscal year ended September 30, 2010.  The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee. The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, James F. Leary, and John M. Briggs. The Committee met 4 times during the Fund's fiscal year ended September 30, 2010.

The following table provides information about the trustees' ownership of securities in the Fund and in the total Capstone Family of Funds: The following table provides information about the trustees' ownership of securities in the Fund and in the total Capstone Family of Funds:

Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Trustee/Director
Edward L. Jaroski	None	over $100,000

Independent Trustees/Directors:
John M. Briggs	None	$1 - $10,000
James F. Leary	$10,001-$50,000	$10,001-$50,000
Leonard B. Melley, Jr.	None	$10,001-$50,000
John R. Parker	None	$1 - $10,000

*	Information provided as of December 31, 2010.

As of December 31, 2010, the independent trustees, and/or any of their immediate family members, did not own any securities issued by CAMCO or the Fund's principal underwriter or any company controlling, controlled by or under common control with those entities.

The trustees and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent trustee serves as a director or trustee on the boards of the registered investment companies comprising the Capstone Family of Funds. Through December 31, 2010, the independent directors/trustees were entitled to $2,500 per Board meeting attended and were paid an annual retainer of $11,000. The Lead Director was paid additional $3,000.  Effective January 1, 2011, the annual retainer is increased to 13,500 and the Lead Director is paid $4,000.  All fees received by the directors/trustees are allocated among the portfolios in the Capstone Family of Funds based on net assets. The directors/trustees and officers of the registered investment companies comprising the Capstone Family of Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

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The following table represents the compensation received by the Fund's independent directors/trustees during fiscal 2010 from the Capstone Family of Funds.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Capstone Family of Funds Paid to Directors/Trustees (3)

James F. Leary, Director/Trustee(1)(2)	$2,289	$0	$0	$24,000

John R. Parker, Director/Trustee(1)(2)	$2,003	$0	$0	$21,000

Leonard B. Melley, Director/Trustee(1)(2)	$2,003	$0	$0	$21,000

John M. Briggs(1)(2) Director/Trustee	$2,003	$0	$0	$21,000

(1)	Also director of Steward Funds, Inc. ("SFI")

(2)	Also director of Capstone Series Fund Inc. ("CSFI")

(3)	The Fund Complex consists of SFI, CSFI and Capstone Church Capital Fund ("CCBF"). SFI has 4 portfolios, CSFI has 1 portfolio and CCBF has 1 portfolio.

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Code of Ethics
_____________________________________________________________________________________________

The Fund, the Adviser and the Distributor have adopted codes of ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Capstone funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Capstone funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Additionally, the Code of Ethics is available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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_____________________________________________________________________________________________

Control Persons and Principal Holders of Securities
_____________________________________________________________________________________________

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of other shareholders. As of January 19,  2011. no person owned beneficially or of record more than 25% of the Fund. As of January 19, 2011, the trustees and officers of the Fund as a group owned less than 1% of any class of the Fund's outstanding shares. As of January 19, 2011, to the knowledge of the Fund, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund.

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Portfolio Transactions
_____________________________________________________________________________________________

With respect to the purchase and sale of church mortgage bonds and church mortgage loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. The Adviser will determine the broker-dealers and underwriters from whom the Fund will purchase these instruments by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The illiquidity of church mortgage bonds and church mortgage loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase these instruments at a fair price should the Fund desire to sell such investments. See "Special Risk Considerations" in the Prospectus.  With respect to investments other than in church mortgage bonds and church mortgage loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser and not all such services will necessarily be used in connection with the Fund. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses.

If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold.

Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 40%.

The Fund's portfolio transactions do not involve the payment of brokerage commissions.

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Management of the Fund
_____________________________________________________________________________________________

The Adviser and Administrator

Pursuant to the terms of an investment advisory agreement dated October 3, 2005, ("CAMCO Agreement") the Fund employs CAMCO, to furnish investment advisory services for the Fund. CAMCO was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to four registered investment companies. As of the date of this SAI, CAMCO manages over $4.2 billion in assets.

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Investment Advisory Agreement

The CAMCO Agreement provides that CAMCO shall have full discretion to manage the assets of the Fund in accordance with its investment objective and policies and the terms of the Fund’s Declaration of Trust. CAMCO is authorized, with the consent of the trustees and in accordance with applicable legal requirements, to engage sub-advisers for the Funds. CAMCO has sole authority to select broker-dealers to execute transactions for the Fund, subject to the reserved authority of the trustees to designate particular broker-dealers for this purpose. The CAMCO Agreement provides that CAMCO will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and CAMCO shall not be liable for the acts of third parties.

For its services, CAMCO receives investment advisory fees monthly, in arrears, from Capstone Church Capital Fund at the following annual rates, which are applied to the average daily net assets of the Fund.

Annual Fee rate as a percentage of average daily net assets:

0.45% of the first $500 million
0.40% of the next $500 million
0.375% of assets over $1 billion

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its trustees, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Trustees or committees or advisers to the Board. CAMCO also agrees to make available, without expense to the Fund, the services of its trustees, officers and employees who serve as officers of the Fund.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that CAMCO shall not be liable for the acts of third parties.

The CAMCO Agreement, after its initial two year period, remains in effect from year to year, provided the renewal of the CAMCO Agreement is specifically approved (a) by the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the trustees who are not parties to the CAMCO Agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The CAMCO Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the trustees or, by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 90 days' written notice to the Fund. The CAMCO Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Management

The portfolio manager is Claude C Cody.  Claude Cody began his investment career in 1976 as a  securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead portfolio manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became the Fund’s sole portfolio manager.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager as of September 30, 2010 is indicated in the following table. The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

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Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)

Claude C. Cody	2	$187,438,000	63	$51,010,316	$238,448,316

None of the accounts managed by the portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager is derived 75% from base salary and 25% from CAMCO's profit sharing plan. The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned

Claude C. Cody	$0

Administration Agreement and Compliance Services Agreement

Pursuant to an Administration Agreement dated October 3, 2005, CAMCO supervises all aspects of the Fund's operations. It oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, under “Service Plan”, the costs of these services are borne by CAMCO. For these services, the Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to the following annual rates, based on the average daily net assets of the Fund: .075% of the first $500 million, .060% on the next $500 million; and .050% on assets over $1 billion.   Effective   May 1, 2010,  the Fund also pays CAMCO a monthly fee for regulatory compliance services at an annual rate of 0.025% of the average daily net assets of the Fund.

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Service Plan
_____________________________________________________________________________________________

The Fund has adopted a Service Plan ("Service Plan") for its Shares designed to meet the service fee requirements of the sales charge rule of the Financial Industry Regulatory Authority (“FINRA”). The Service Plan has been approved by the trustees of the Fund, who have no direct or indirect financial interest in the Service Plan, and by all of the trustees of the Fund.

The Service Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to Capstone Asset Planning Company (“CAPCO”), the Fund’s distributor and broker-dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to the Shares for any fiscal year.

The Service Plan shall continue in effect indefinitely for so long as such continuance is approved at least annually by the vote of both a majority of (i) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan ("Plan Trustees") and (ii) all of the trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Service Plan. The Service Plan may not be amended to increase materially the payments described herein without approval of the Funds' shareholders and all material amendments of the Plan must also be approved by the trustees of the Fund in the manner described above. The Service Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting Shares of the Fund. Under the Service Plan, the trustees shall review at least quarterly a written report of the amounts expended under the Service Plan, if any, and the purposes for which such expenditures were made.

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It is possible that the Fund may apply for an exemptive order from the SEC to permit it to use fees under this Plan to pay for distribution-related expenses. In the event such an order is obtained, the fee payable under the Plan would not increase.

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Purchasing Shares of the Fund
_____________________________________________________________________________________________

The Fund offers its Shares through securities dealers who have an agreement with CAPCO. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with CAPCO to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell Shares of the Fund may be required by state law to register as securities dealers. If you buy or sell Shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

Shares are sold at the Fund’s net asset value per Share plus any applicable sales charge. All checks, drafts, wires and other payment mediums used to buy or sell Shares of the Fund must be denominated in U.S. dollars. The Fund may deduct any applicable banking charges imposed by the bank from your account.

When you buy Shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $30 charge against your account for each returned item.

If you buy Shares through the reinvestment of dividends, the Shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the Shares acquired.

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Net Asset Value
_____________________________________________________________________________________________

The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of the close of business on the New York Stock Exchange on each day both the New York Stock Exchange and the U.S. bond markets are open for business ("Business Day"), unless otherwise permitted by applicable law.

Church mortgage bonds will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Church mortgage bonds for which reliable market quotes are not readily available are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees, such church mortgage bonds will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser, by considering a number of factors including market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, and maturity), the credit worthiness of the Borrower, the current interest rate, and the maturity of the church mortgage bonds. The fair values of church mortgage bonds are reviewed and approved by the Fund's Valuation and Investment Review Committee and by the Fund's Board. To the extent that an active secondary trading market in church mortgage bonds develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing church mortgage bonds in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the church mortgage bond market and will make modifications to the current valuation methodology as deemed appropriate. A similar procedure will be used to value church mortgage loans held or to be purchased by the Fund.  It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Securities other than church mortgage bonds and church mortgage loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

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Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

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Performance Information
_____________________________________________________________________________________________

The Fund's distribution rate is calculated on a quarterly basis by annualizing the dividend declared in the quarter and dividing the resulting annualized dividend amount by the Fund's corresponding quarter-end NAV. The distribution rate is based solely on the actual dividends and distributions which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the church mortgage bond and church mortgage loan market, and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

The Fund may from time to time include figures indicating total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and total return figures are calculated for each class of Shares and represent the increase (or decrease) in the value of an investment in a class of Shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Shares of that class.

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of Shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of Shares of a Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

[P(1 + T)n = ERV]

Where P =	a hypothetical initial payment of $1,000,

T =	the average annual total return,

N =	the number of years, and

ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of Shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for a Fund may be compared, in reports and promotional literature, to: (i) appropriate unmanaged indices of performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for taxes, administrative and management costs and expenses.

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Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

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Taxation
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The Fund intends to elect and qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends. As a Delaware statutory trust, the Fund will not be subject to any excise or income taxes in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

To avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of the Fund's earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and to prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions to Shareholders. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time Shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such Shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003, as amended by the Tax Increase Prevention and Reconciliation Act of 2005, contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2010. Because the Fund intends to invest primarily in church mortgage bonds and church mortgage loans, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains, however. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will be equal to their fair market value on the distribution date.

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Dividends generally will be treated as distributed when paid. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) may be a taxable transaction for federal income tax purposes. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below.

It is possible that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents.

Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates. As a consequence of the Jobs and Growth Tax Relief Reconciliation Act of 2003,   as amended by the Tax Increase Prevention and Reconciliation Act of 2005, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) for taxable years ending on or after May 6, 2003, 15% for capital assets held for more than one year or (iii) for taxable years beginning after December 31, 2010, 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

Withholding on Payments to Non-U.S. Shareholders. For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" includes any shareholder who is not:

•	an individual who is a citizen or resident of the United States;

•	a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

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A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their Shares. See "Backup Withholding" and "Information Reporting" below.

If income from the Fund or gains realized from the sale of Shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of Shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds Shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of Shares of the Fund.

Backup Withholding. The Fund may be required to withhold federal income tax ("backup withholding") from dividends and proceeds from the repurchase of Shares paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Repurchase proceeds may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting. The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Non-U.S. Shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

General. The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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Repurchase of Shares
_____________________________________________________________________________________________

The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to any repurchase offer it may make. The Fund intends to repay any advances under any such credit agreements from proceeds from the interest and principal payments of its portfolio securities and from the sale of Shares.

During the pendency of any repurchase offer by the Fund, the Fund will calculate daily, on each Business Day (except as otherwise in accordance with applicable law), the net asset value of the Shares and will establish procedures which will be specified in the repurchase offer notification to enable shareholders to ascertain readily such net asset value. Each repurchase offer will be made and shareholders notified in accordance with the requirements of applicable law. Each notification will contain such information as is prescribed by applicable law and regulations.

Shares tendered for repurchase that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

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Independent Registered Public Accounting Firm
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Cohen Fund Audit Services, Ltd., the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

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Custodian
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All securities owned by the Fund and all cash, including proceeds from the sale of Shares of the Fund and of securities in the Fund's investment portfolios, are held by Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as custodian.

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Financial Statements
_____________________________________________________________________________________________

    The Financial Statements and independent registered public accounting firm's Report thereon contained in the Fund's annual report dated September 30, 2010 are incorporated by reference in this Statement of Additional Information. The Fund's annual report is available upon request, without charge, by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, TX 77057, or by calling 1-800-262-6631.

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